Exhibit 10.29

CAVITATION TECHNOLOGIES, INC.
COMMON STOCK AND WARRANT PURCHASE AGREEMENT

This Common Stock and Warrant Unit Purchase Agreement (the "Agreement") is made as of February 4, 2010, among Cavitation Technologies, Inc., a Nevada corporation (the "Company") and Marina Vergilis (the "Investor").

The Investor understands that the Company proposes to offer and sell to the Investor 888,235 shares of its Common Stock at a purchase price of $0.17 per share and to issue to the Investor a 3 year warrant to purchase 888,235 shares of Common Stock at an exercise price of $0.42 per share.

1. Purchase and Sale of Common Stock and the Warrants.

a. Common Stock and the Warrants

i. The Common Stock. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase from the Company 888,235 shares of Company Common Stock at a purchase price of $0.17 per share for an aggregate purchase price of $151,000.00.

ii. The Warrants. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase and the Company agrees to issue to the Investor at the Closing a Warrant in the form of Exhibit A to purchase 888,235 shares of Common Stock of the Company exercisable at $0.42 per share. The securities for which the Warrants are exercisable into are referred to as the "Warrant Common".

iii. The Securities. The Common Stock, the Warrants and the Warrant Common shall collectively be referred to as the "Securities".

b. Initial Closing.

The purchase and sale of the Units shall take place at the offices of the Company at 10019 Canoga Avenue, Chatsworth, California 91311 ("Closing"). At the Closing, the Company shall deliver to the Investor the Securities, which such Investor is purchasing against delivery to the Company by such Investor of a check, wire transfer, or cancellation of indebtedness in the aggregate amount of the purchase price therefor payable to the Company's order.

2. The Company's Representations and Warranties. The Company represents and warrants to the Investor as follows:

a. Organization and Standing. The Company is a corporation duly organized and validly existing under the laws of the State of Nevada.

b. Authorization. The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action, and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights. The execution, delivery and performance of this Agreement and compliance with the provisions hereof by the Company does not conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default (or an event with which the giving of notice or passage of time, or both could result in a default) under, or result in the creation or imposition of any lien pursuant to the terms of, the Articles of Incorporation or the Bylaws of the Company.

c. Securities. When issued pursuant to the terms of this Agreement, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances caused or created by the Company; provided, however, that the Securities shall be subject to restrictions on transfer under state or federal securities laws as set forth in this Agreement or otherwise required at the time a transfer is proposed.

3. Representations, Warranties of Investor and Restrictions on Transfer

a. Representations and Warranties of Investor. The Investor represents and warrants to the Company with respect to the purchase of Securities under this Agreement as follows:

i. This Agreement constitutes the Investor's valid and legally binding obligation, enforceable in accordance with its terms.

ii. The Investor is acquiring the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Act"). The Investor understands that the Securities have not been registered under the Act or any applicable state securities laws by reason of a specific exemption therefrom that depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

iii. The Investor has discussed the Company and its plans, operations and financial condition with its officers and has received all such information as the Investor deems necessary and appropriate to enable the Investor to evaluate the financial risk inherent in making an investment in the Securities. The Investor has received satisfactory and complete information concerning the business and financial condition of the Company in response to the Investor's inquiries.

iv. The Investor realizes that the acquisition of the Securities will be a highly speculative investment. The Investor is able, without impairing the Investor's financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of the Investor's investment. The Investor recognizes that the Company has only recently been organized and that it has a limited financial and operating history and the investment in the Company involves substantial risks. The Investor understands all of the risks related to the acquisition of the Securities. By virtue of the Investor's experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, the Investor is capable of evaluating the merits and risks of the Investor's investment in the Company and has the capacity to protect the Investor's own interests.

v. The Investor understands that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from registration is otherwise available. Moreover, the Investor understands that the Company is under no obligation to register the Securities. The Investor is aware of Rule 144 promulgated under the Act that permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions. The Investor understands that the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

b. Legends. In addition to any legend imposed by state securities laws, each certificate representing the Securities shall be endorsed with the following legends:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The Company need not register a transfer of Securities unless the conditions specified in the foregoing legends are satisfied. The Company may also instruct its transfer agent not to register the transfer of any of the Securities unless the conditions specified in the foregoing legends are satisfied.

c. Removal of Legends and Transfer Restrictions. The legend relating to the Act endorsed on a stock certificate pursuant to paragraph 4(b) of this Agreement and the stop transfer instructions with respect to such Securities shall be removed and the Company shall issue a stock certificate without such legend to the holder of such Securities if such Shares are registered under the Act and a prospectus meeting the requirements of Section 10 of the Act is available, or if such holder provides to the Company an opinion of counsel for such holder of the Shares or Note reasonably satisfactory to the Company or a no-action letter or interpretive opinion of the staff of the Commission to the effect that a public sale, transfer or assignment of such Shares or Note may be made without registration and without compliance with any restriction such as Rule 144. Any legend imposed by state securities laws will be removed if the state agency imposing such legend has consented to its removal.

4. Miscellaneous.

a. Governing Law. This Agreement shall be governed in all respects by the laws of the State of Nevada without regard to the conflict of law provisions thereof.

b. Survival. The representations and warranties contained herein shall survive the execution and delivery of this Agreement and the sale of the Securities.

c. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

d. Entire Agreement. This Agreement embodies the entire understanding and agreement between each Investor and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

e. Notices, etc. All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, electronic mail, overnight delivery service or U.S. mail, addressed (a) if to an Investor, at his or her address set forth opposite such Investors name on the last page of this Agreement, or at such other address as such Investor shall have furnished the Company in writing, or (b) if to the Company, at the address of its principal office, or at such other address as the Company shall have furnished to the Investor in writing.

f. Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

g. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

h. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Securities. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.

COMPANY: CAVITATION TECHNOLOGIES, INC.

a Nevada corporation

By: /s/Roman Gordon
Roman Gordon, CEO

INVESTOR:

$ 151,000
Amount of Investment

/s/ Marina Vergilis
Marina Vergilis

[Signature page to Cavitation Technologies, Inc. Common Stock and Warrant Financing]

Warrant No. C-
Initially Issued February 4, 2010

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

STOCK PURCHASE WARRANT
To Purchase Common Stock of
CAVITATION TECHNOLOGIES, INC.

For value received, the Cavitation Technologies, Inc. a Nevada corporation (the "Company") hereby grants to Marina Vergilis (the "Investor"), and his assigns, the right to purchase from the Company 888,235 shares of Common Stock (the "Shares"). The exercise price per Share shall be $0.42 per Share.

The amount and kind of securities purchasable under this Warrant, and the Purchase Price, are subject to adjustment as provided below.

1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company referred to in Section 2(a) below, by the registered holder hereof (the "Holder") in person or by duly authorized attorney, upon surrender of this Warrant and the Assignment Form attached hereto properly endorsed.

2. Exercise of Warrant.

(a) The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time before the close of business on February 4, 2013 by the surrender of this Warrant and the Notice of Exercise attached hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate in writing to the Holder at the address of the Holder appearing on the books of the Company), and upon payment of the Purchase Price of the shares thereby purchased (by cash, check, or cancellation of indebtedness of the Company to the Holder, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the Holder shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. The Company agrees that upon due exercise of this Warrant by the Holder, the shares so purchased shall be and be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant is exercised.

(b) In lieu of the cash payment set forth in Section 2(a) above, the Holder shall have the right ("Conversion Right") to convert this Warrant in its entirety (without payment of any kind) into that number of Shares of Common Stock equal to the quotient obtained by dividing the Net Value (as defined below) of the Shares by the Fair Market Value (as defined below) of one share of Common Stock. As used herein, (A) the Net Value of the Shares means the aggregate Fair Market Value of the Common Stock subject to this Warrant minus the aggregate purchase price; and (B) the Fair Market Value of one share of Common means the 5 day closing average price of the Company's Common Stock immediately preceding the conversion.

(c) Certificates for shares purchased hereunder shall be delivered to the Holder within a reasonable period of time after the date on which this Warrant is exercised.

(d) The Company covenants that all shares of Common Stock which may be issued upon the exercise of this Warrant will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional share shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the current Purchase Price at which each share may be purchased hereunder shall be paid in cash to the Holder.

4. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided however that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and provided further that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require reimbursement for any transfer tax.

5. No Rights as Shareholder. This Warrant does not entitle the Holder to any voting rights or other rights as a Shareholder of the Company prior to the exercise hereof.

6. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange. The Company shall maintain at such office or agency a registry showing the name and address of the Holder. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

7. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

8. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

9. Adjustment and Termination.

(a) Early Termination on Merger, etc. If at any time the Company proposes to (i) merge with or into any other corporation, effect a reorganization, or sell or convey all or substantially all of its assets to any other entity in a transaction in which the shareholders of the Company immediately before the transaction own immediately after the transaction less than a majority of the outstanding voting securities of the surviving entity (or its parent) (a "Merger Transaction"), or (ii) effect a registered public offering of its shares, then the Company shall give the holder of this Warrant ten (10) days notice of the proposed effective date of the transaction and, if the Warrant has not been exercised by the effective date of the transaction, it shall terminate.

(b) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, the Shares of Common Stock for which this Warrant is exercisable shall thereafter be convertible into the kind and number of Common Stock or other securities or property of the Company or otherwise to which the Holder would have been entitled if immediately prior to such change the Holder had acquired the Common Stock for which this Warrant is exercisable. If shares of the Company's Common Stock or other securities purchasable hereunder are subdivided or combined into a greater or smaller number of securities, the Purchase Price under this Warrant shall be proportionately reduced in case of subdivision of shares of Common Stock or proportionately increased in the case of combination of shares of Common Stock. No adjustment on account of cash dividends or interest on the Shares of Common Stock interests or other securities purchasable hereunder will be made to the Purchase Price under this Warrant.

(c) Notice of Adjustment. Upon any adjustment of the securities issuable upon exercise of this Warrant, Purchase Price for the shares, and/or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company.

(d) Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock or other securities purchasable hereunder a sufficient number of shares to provide for the issuance of Shares of Common Stock or other securities upon the exercise of any purchase rights under this Warrant.

10. Miscellaneous.

(a) Issue Date. The provisions of this Warrant shall be construed and shall be given effect in all respect as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

(b) Restrictions. The Holder of this Warrant, by acceptance hereof, makes the representations of an Investor under Section 3 of the Purchase Agreement and shall confirm such representations upon any exercise of this Warrant. The Holder acknowledges that the securities acquired upon the exercise of this Warrant may have restrictions upon its resale imposed by state and federal securities laws.

(c) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

(d) Notices. All notices, reports and other communications required or permitted hereunder shall be in writing and may be delivered in person, by telecopy with written confirmation, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed to the Holder at its address as shown on the books of the Company or to the Company at its address of record.

Each such notice, report or other communication shall for all purposes under this Warrant be treated as effective or having been given when delivered if delivered personally or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or, if sent by telecopier with written confirmation, at the earlier of (i) 24 hours after confirmation of transmission by the sending telecopier machine or (ii) delivery of written confirmation.

Dated: February 4, 2010

CAVITATION TECHNOLOGIES, INC

By: /s/ Roman Gordon

Title: CEO

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute
this form and supply the required information.
Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the undersigned hereby, sells, assigns and transfers unto:

________________________________________________________________________

whose address is ___________________________________________________
                       (Please Print)

and whose Social Security or other Taxpayer Identification Number is: __________________

the foregoing Warrant and all rights thereunder, hereby constituting and appointing ______________________________________ to transfer said Warrant on the books of the Company, will full power of substitution in the premises.

Dated: ______________, 20__.

Holder's Signature: ______________________________

Holder's Name: ____________________________
                     (Please Print)

Holder's Address: ______________________________
                     (Please Print)

____________________________

Signature Guaranteed: ____________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company or by a member of the National Association of Securities Dealers, Inc. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

NOTICE OF EXERCISE

To: Cavitation Technologies, Inc.
10019 Canoga Ave
Chatsworth, CA 91311

(1) The undersigned hereby elects to purchase ______________ shares of Common Stock of (the "Shares") of Cavitation Technologies, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

____________________________________
(Print Name)

____________________________________
(Print Address)

____________________________________

(3) The undersigned confirms that the Shares are being acquired for the account of the undersigned for investment only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or selling the Shares.

_________________________________ (Date)	_________________________________ (Signature) _________________________________ (Print Name)